Securities Act File No. 333-59745


                               PILGRIM FUNDS TRUST
                          Pilgrim European Equity Fund
                   Pilgrim Global Information Technology Fund
                       Pilgrim Global Communications Fund
                         Pilgrim Global Real Estate Fund

                       Supplement dated September 7, 2001
                   to the Statement of Additional Information
                               Dated March 1, 2001

Effective immediately, the following paragraph should be added to the end of the section entitled "Additional Purchase and Redemption Information" just prior to the subsection entitled "Description of Class A Shares" on page 38 of the Statement of Additional Information:

     Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions will only be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Fund reserves the right to amend or terminate this practice at any time.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.